WARRANT AGREEMENT, dated as of January 14, 2000 (the "Effective Date"), between EDUCATIONAL VIDEO CONFERENCING, INC., a Delaware corporation (the "Company"), and BRUCE R. KALISCH ("Kalisch").

         The Company has agreed to issue to Kalisch warrants ("Warrants") to purchase an aggregate of up to 25,000 shares ("Warrant Shares") of the Company's common stock, par value $.0001 per share (the "Common Stock"), in connection with the closing of a Stock Purchase Agreement (the "Purchase Agreement") among Kalisch, the Company and Interboro Institute, Inc. ("Interboro").

         THEREFORE, in consideration of the mutual undertakings contained herein, the Company and Kalisch hereby agree as follows:

         1. ISSUANCE OF WARRANTS. Subject to the conditions precedent in the next two sentences, the Company shall issue, as of each of July 1, 2001, 2002, 2003, 2004 and 2005, and deliver within 100 days of each such date, Warrants to purchase 5,000 Warrant Shares or, in case Interboro changes the last day of its fiscal year to a calendar year, such issuance shall be as of January 1, 2002, 2003, 2004, 2005 and 2006 (each such date is a "Warrants Issue Date"). No Warrants shall be issued on a Warrants Issue Date unless Interboro has at least $500,000 of EBITDA (calculated as provided in the Purchase Agreement) for the fiscal year of Interboro ending immediately prior to the Warrants Issue Date (each, a "Measuring Year"). However, in the event that EBITDA is less than $500,000 in any Measuring Year, the Warrants that cannot then be issued as of the next Warrants Issue Date, will be issued on a subsequent Warrants Issue Date provided cumulative EBITDA for all of the preceding Measuring Years is not less than the product $500,000 and the number of such preceding Measuring Years.

                  Each certificate evidencing Warrants (a "Warrant Certificate") shall be substantially in the form of Annex A attached hereto.

         2. REGISTRATION. The Company shall maintain a register for the Warrants at its principal executive offices for the registration of the issuance and transfer of Warrants. The Company shall be entitled to treat the registered holder of any Warrant (the "Holder") as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person. The Warrants shall be registered in the name of Kalisch.

         3. TRANSFER AND EXCHANGE OF WARRANTS. Subject to compliance with applicable securities laws, any Warrant shall be transferable only upon surrender thereof at the Company's principal executive offices duly endorsed by its Holder or by such Holder's duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the persons entitled thereto. In addition, a Warrant Certificate may be exchanged, at the option of the Holder thereof, for another Warrant Certificate or Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares upon surrender at the Company's principal executive offices.

         4.       EXERCISE OF WARRANTS.

         4.1 EXERCISE PRICE AND TERM. Each Warrant shall entitle the Holder thereof to purchase from the Company one Warrant Share at 25.00 per share (the "Exercise Price"), as such purchase price and number of Warrant Shares may be adjusted from time to time pursuant to the provisions of Section 8 hereof, payable in full at the time of exercise of such Warrant. The Warrants issued pursuant to Section 1 hereof may be exercised, in whole or in part, at any time or from time to time commencing on the Warrants Issue Date and ending at 5:00 p.m., New York City time on the sixth anniversary of the date of this Warrant Agreement (the "Expiration Date"). After the Expiration Date, any unexercised Warrants shall be void and all rights of the Holder(s) with respect thereto shall cease.

         4.2 PAYMENT OF EXERCISE PRICE. At the election of any Holder, the aggregate Exercise Price for any Warrants being exercised may be paid: (a) in cash in the amount of the aggregate Exercise Price then in effect for the number of Warrants being exercised, (b) by surrender to the Company of shares of Common Stock having an aggregate Fair Market Value (as defined below) on the date of exercise equal to the aggregate Exercise Price then in effect for the number of Warrants being exercised, (c) by surrender to the Company of Warrants covering a number of Warrant Shares having an aggregate Fair Market Value, net of the applicable aggregate Exercise Price therefor, equal to the aggregate Exercise Price then in effect for the number of Warrants being exercised, or (d) by a combination of the aforementioned methods of payment. For purposes of this Agreement, the "Fair Market Value" per share of Common Stock on a given date shall be: (i) if the Common Stock is listed on a national securities exchange or included on the Nasdaq National or Small Cap Markets, the closing price per share of Common Stock on such date (or, if there was no trading on such date, on the next preceding day on which there was trading); (ii) if the Common Stock is not listed on a national securities exchange or included on the Nasdaq National or Small Cap Markets, the average of the closing bid and asked quotations per share of Common Stock as reported by Nasdaq (or the National Quotation Bureau Incorporated or any similar organization) on such date (or, if there were no quotations for the Common Stock on such date, on the next preceding day on which there were quotations) as provided by such organization; and (iii) if the Common Stock is not traded on a national securities exchange or included on the Nasdaq National or Small Cap Markets and bid and asked quotations are not provided by Nasdaq (or the National Quotation Bureau Incorporated or any similar organization), as determined by the agreement of the parties in good faith or, in the absence of such agreement, as determined pursuant to arbitration under the auspices of the American Arbitration Association.

         4.3 EXERCISE PROCEDURE. Warrants may be exercised by their surrender at the Company's principal executive offices, with the Election to Purchase form attached thereto duly completed and executed, accompanied by payment of the aggregate Exercise Price for the Warrant Shares to be purchased upon such exercise. Payment for the Warrant Shares shall be made: (a) if payment is to be made in cash, by a certified or bank cashier's check payable to the order of the Company or by wire transfer to an account designated by the Company, (b) if payment is to be made through a surrender of shares of Common Stock, by surrender of certificates duly endorsed for transfer (with all transfer taxes paid or provided for), or (c) if payment is to be made by a surrender of Warrants, by surrender of certificates representing such Warrants. Promptly after the exercise of any Warrants, upon compliance with Section 5 hereof, the Company shall issue a certificate or certificates, for the number of full Warrant Shares to which the Holder thereof is entitled, registered in accordance with the instructions set forth in the Election to Purchase, together with cash as provided in Section 10 of this Warrant Agreement payable in respect of fractional shares and (if applicable) a new Warrant Certificate or Certificates representing all remaining unexercised Warrants. All Warrant Shares shall be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, and free from all liens and charges other than those created by the Holder. Upon compliance with Section 5 hereof, and applicable securities laws, certificates representing such Warrant Shares and remaining unexercised Warrants shall be issued by the Company in such names and denominations, and shall be delivered to such persons, as are specified by written instructions of the Holder.

         4.4 RECORD HOLDER. Each person in whose name any such certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on the date upon which such Warrants were surrendered for exercise, accompanied by payment of the aggregate Exercise Price as aforesaid, irrespective of the date of issuance or delivery of such certificate for Warrant Shares; provided, however, that if, at the date of the surrender of such Warrants and payment of the aggregate Exercise Price, the transfer books for the Common Stock or any other class of stock purchasable upon the exercise of such Warrants shall be closed, the certificates for the Warrant Shares or for shares of such other class of stock in respect of which such Warrants are then exercisable shall be issuable as of the date on which such books shall next be opened (whether before or after the Expiration
Date) and, until such date, the Company shall be under no duty to deliver any certificate for such Warrant Shares or for shares of such other class of stock; and, provided, further, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than 30 days.

         5. PAYMENT OF TAXES. The Company shall promptly pay all documentary stamp taxes attributable to the issuance of Warrants or the issuance of Warrant Shares upon the exercise of any Warrants, except that any transfer taxes payable in connection with the issuance of Warrants or Warrant Shares in any name other than that of the Holder of the Warrants surrendered shall be paid by such Holder and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

         6. REPLACEMENT WARRANTS. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate or in lieu of and substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate, together with an appropriate agreement regarding indemnification of the Company relating to the issuance of a replacement Warrant Certificate.

         7. RESERVATION OF WARRANT SHARES. The Company shall at all times reserve and keep available for issuance the number of its authorized but unissued shares of Common Stock or other stock sufficient to permit the exercise in full of the Warrants and any transfer agent for the Common Stock or other stock issuable upon the exercise of Warrants shall be directed at all times to reserve such number as shall be sufficient for such purpose. The Company will keep a copy of this Warrant Agreement on file with each such transfer agent and will supply such transfer agent with duly executed stock certificates for such purpose and will provide or otherwise make available any cash that may be payable as provided in Section 10 hereof. All Warrants surrendered upon the exercise thereof shall be canceled. After the Expiration Date, no shares shall be subject to reservation in respect of any unexercised Warrants.

         8. ADJUSTMENTS.

         8.1 ADJUSTMENT OF EXERCISE PRICE.

                  8.1.1 INITIAL EXERCISE PRICE. The Exercise Price, which initially will be as provided in Section 4.1, shall be adjusted and readjusted from time to time as provided in this Section 8.1 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 8.1.

                  8.1.2 ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case the Company, at any time after the date hereof, shall issue additional shares of Common Stock for no consideration in connection with a dividend, stock split or other distribution on the Common Stock (including, without limitation, any distribution of Common Stock by way of spin-off, reclassification or corporate rearrangement), then, and in each such case, the Exercise Price shall be reduced concurrently with such issuance to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction of which:

                  (a) the numerator shall be the number of shares of Common Stock outstanding immediately prior to such issuance, and

                  (b) the denominator shall be the number of shares of Common Stock outstanding immediately after such issuance.

                  8.1.3 DIVIDENDS AND DISTRIBUTIONS. In case the Company, at any time after the date hereof, shall pay or make a dividend or other distribution on the Common Stock (including, without limitation, any distribution of stock (other than Common Stock) or other securities, including securities that are convertible into or exchangeable or exercisable for Common Stock, property or options by way of dividend, spin-off, reclassification or corporate rearrangement) then, and in each such case, the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of the holders of the Common Stock entitled to receive such dividend or other distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction of which:

                  (a) the numerator shall be the Exercise Price in effect immediately prior to the close of business on such record date minus the value of such dividend or other distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, and

                  (b) the denominator shall be such Exercise Price in effect immediately prior to the close of business on such record date;

provided, however, that no such reduction shall be made pursuant to this Section
8.1.3 for a dividend payable in shares of Common Stock (which is subject to Section 8.1.2) or payable in cash or other property and declared out of the earned surplus (i.e., retained earnings) of the Company (excluding any portion thereof resulting from a revaluation of property) or which is declared but is then not paid or made. For purposes of the foregoing, a dividend or distribution payable other than in cash shall be considered payable out of earned surplus only to the extent that such earned surplus is charged an amount equal to the fair value of such dividend or distribution at the time of payment as determined in good faith by the Board of Directors of the Company. If a dividend or distribution covered under this Section 8.1.3 is declared prior to the Expiration Date but not paid by such date, the Expiration Date shall be extended until the payment thereof.

                  8.1.4 ADJUSTMENTS FOR COMBINATIONS, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall be proportionately increased concurrently with the effectiveness of such combination or consolidation.

                  8.1.5 MINIMUM ADJUSTMENT OF EXERCISE PRICE. If the amount of any adjustment of the Exercise Price required pursuant to this Section 8.1 would be less than $.05, such amount shall be carried forward, and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment that, together with such amount and any other amount or amounts so carried forward, shall aggregate at least $.05.

                  8.1.6 MINIMUM EXERCISE PRICE. Notwithstanding anything to the contrary set forth herein, no adjustment provided for in this Section 8.1 shall reduce the Exercise Price below the par or stated value of the Common Stock and the Company shall have no obligation to change such value to permit a further reduction of the Exercise Price; provided, however, that, except in the event of any transactions of the type contemplated under Section 8.1.4 hereof, the Company agrees not to change the par or stated value of the Common Stock.

         8.2 ADJUSTMENT OF NUMBER OF WARRANT SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of Section 8.1, the number of Warrant Shares that the Holder of a Warrant shall be entitled to receive upon exercise thereof shall be adjusted to equal that number of Warrant Shares determined by multiplying the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such adjustment of the Exercise Price by a fraction of which:

                  (a) the numerator shall be the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and

                  (b) the denominator shall be the Exercise Price in effect immediately following such adjustment of the Exercise Price.

         8.3 NOTICE, EVIDENCE OF ADJUSTMENTS. Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Shares, issuable upon exercise of each Warrant to be mailed to each Holder, at the Holder's last address appearing in the Warrant register, and shall cause a copy thereof to be mailed to each transfer agent for the Common Stock. The Company shall retain a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 8, and a certificate signed by such firm shall accompany said notice and shall be conclusive evidence of the correctness of such adjustments, absent manifest error.

         9. CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, etc.

         9.1 GENERAL PROVISIONS. In case the Company at any time after the Effective Date (a) shall consolidate with or merge into any other person and not be the continuing or surviving person of such consolidation or merger, or (b) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock or other securities then issuable upon exercise of the Warrants shall be changed into or exchanged for cash, stock or other securities or property, or (c) shall transfer, directly or indirectly, all or substantially all its properties and assets to any other person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or other securities then issuable upon exercise of the Warrants (other than a capital reorganization or reclassification resulting in an adjustment of the Exercise Price as provided in Section 8.1), then, and in the case of each such transaction, the Company shall make proper provision such that, upon the terms and in the manner provided in this Warrant Agreement, the Holder of each Warrant, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive, at the Exercise Price then in effect, in lieu of the Common Stock or other securities issuable upon such exercise immediately prior to such transaction, the amount of cash, stock or other securities or property to which such Holder would have been entitled if such Warrant had been exercised in full immediately prior to such transaction, subject to adjustments subsequent to such transaction as nearly equivalent as possible to the adjustments provided for in Section 8 and this Section 9.

         9.2 ASSUMPTION OF OBLIGATIONS. Notwithstanding anything contained in this Warrant Agreement to the contrary, the Company shall not effect any of the transactions described in Section 9.1(a), (b), (c) or (d) unless, prior to the consummation thereof, the person (other than the Company) that may be required to deliver any cash, stock or other securities or property upon exercise of any Warrant as provided herein shall assume, by written instrument delivered to the Holder(s) of the Warrants, (a) the obligations of the Company under this Warrant Agreement and the Warrants (and if the Company shall survive the consummation of any such transaction, such assumption shall not release the Company from any continuing obligations of the Company under this Warrant Agreement and the Warrants) and (b) the obligation to deliver to such Holder such cash, stock or other securities or other property as such Holder may be entitled to receive in accordance with the provisions of this Section 9; provided, however, that this
Section 9.2 shall not be applicable to any transaction described in Section 9.1 if all such cash, stock, property or other consideration receivable upon consummation of such transaction is delivered to the Company at such time. Such person shall similarly deliver to the Company an opinion of counsel to the effect that this Warrant Agreement and the Warrants shall continue in full force and effect after any such transaction and that the terms hereof (including, without limitation all of the provisions of Section 8 and this Section 9.2) and thereof shall be applicable to the cash, stock or other securities or property that such person may be required to deliver upon any exercise of the Warrants.

         9.3 NO DILUTION OR IMPAIRMENT. The Company shall not, by amendment of its certificate of incorporation or by-laws or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue, sale, grant or assumption of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement or the Warrants, but will at all times, whether or not requested to do so, in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder(s) against dilution or other impairment. Without limiting the generality of the foregoing, the Company agrees that it shall take all such reasonable action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

         10. FRACTIONAL INTERESTS. The Company shall not be required to issue fractions of shares of Common Stock upon the exercise of any Warrants. If more than one Warrant shall be presented for exercise at the same time by the same Holder, the number of Warrant Shares that shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 10, be issuable on the exercise of any Warrant, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Fair Market Value of one share of Common Stock on the date of exercise.

         11. RESTRICTIONS ON DISPOSITIONS. Kalisch acknowledges that the Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and accordingly that the Warrants and the Warrant Shares may not be transferred except pursuant to (i) an effective registration statement under the Act or (ii) any available exemption from registration under the Act permitting such disposition of securities and upon delivery to the Company of an opinion of counsel, reasonably satisfactory to counsel for the Company, that such exemption from registration is available. Kalisch agrees that the certificates representing the Warrants and Warrant Shares shall bear an appropriate restrictive legend to such effect and that the Company has no obligation to register the Warrants and Warrant Shares under the Act except as provided in Section 12.

         12. REGISTRATION RIGHTS.

         12.1 PIGGYBACK REGISTRATION. If, at any time within the period commencing after the first Warrants Issue Date and ending at 5:00 p.m., New York City time, on the Expiration Date, the Company proposes to register any voting equity securities under the Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of such securities, and the registration form to be used may be used for registration of the Warrant Shares, the Company shall give prompt written notice (which shall be at least 30 days prior to the date of the initial filing of the applicable registration statement) to the Holders of Warrants and/or Warrant Shares of its intention to effect registration and shall offer to include in such registration such number of Warrant Shares with respect to which the Company has received written requests for inclusion therein within 10 business days after receipt of such notice from the Company, upon generally the same terms and conditions as the person or persons for whom such registration is being effected has agreed to. This Section 12.1 is not applicable to any registration statement to be filed by the Company on Forms S-4 or S-8 or any successor forms. The Company shall not be obligated to cause to be effective any registration statement as to which it has given notice to the Holders of Warrants and/or Warrant Shares and shall have discretion to withdraw any such registration without liability to Holders of Warrants and/or Warrant Shares.

         Notwithstanding the foregoing, if the managing underwriter of the offering shall determine in good faith and advise the Company in writing that the inclusion of the Warrant Shares with the other securities being offered in such registration would materially and adversely affect the marketability of the offering, then the Company and the managing underwriter may reduce the number of Warrant Shares to be registered on a pro rata basis proportionate to the reduction of all other holders of securities participating in such registration pursuant to the exercise of piggyback registration rights. In such event, the Company may reduce the number of Warrant Shares to be registered to zero as long as no other securities are registered in such registration statement pursuant to an exercise of piggyback registration rights.

         12.2 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Section 12 to effect the registration of any Warrant Shares under the Act, the Company will:

                  (a) furnish to each seller of Warrant Shares such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Warrant Shares covered by such registration statement;

                  (b) use its reasonable best efforts to register or qualify the Warrant Shares covered by such registration statement under such securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities to be sold by such seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not qualified or to file any general consent to service of process;

                  (c) use its reasonable best efforts to list the Warrant Shares covered by such registration statement with any securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

                  (d) immediately notify each seller of Warrant Shares, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as result of which the prospectus contained in such registration statement, as then in effect, included an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

                   (e) make available upon reasonable notice for inspection by each seller of Warrant Shares, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller of Warrant Shares or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         12.3. SELLER COVENANTS. In connection with each registration hereunder the sellers of Warrant Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary and shall be requested by the Company in order to comply with federal and applicable state securities laws.

                  In connection with each registration pursuant to this Section 12 covering an underwritten public offering, each seller of Warrant Shares agrees to enter into a written agreement with the managing underwriter (unless the Holder is the managing underwriter) in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  Each seller of Warrant Shares severally agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 12.2 (d), such seller will immediately discontinue disposition of Warrant Shares pursuant to the registration statement until such seller's receipt of the copies of the supplemented or amended prospectus contemplated by Section 12.2 (d) hereof, and, if so directed by the Company, such seller will deliver to the Company all copies, other than permanent file copies then in such seller's possession, of the most recent prospectus covering such Warrant Shares at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which the registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 12.2 (d) to the date when the Company shall make available to such seller a prospectus supplemented or amended to conform with the requirements of
Section 12.2 (d).

                  Each seller of Warrant Shares agrees that, if requested, such seller will enter into an agreement containing customary indemnification and contribution provisions as a condition to registration of such seller's Warrant Shares.

         12.4 EXPENSES. All expenses incurred by the Company in complying with Sections 12.1 and 12.2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, but excluding any Selling Expenses, are herein referred to as "Registration Expenses." "Selling Expenses," as used herein, means all underwriting discounts and selling commissions applicable to the sale of Warrant Shares and expenses of counsel for the sellers of Warrant Shares.

                  The Company will pay or cause to be paid all Registration Expenses of the participating sellers of Warrant Shares in connection with each registration statement under Section 12.1. All Selling Expenses in connection with each registration statement under Section 12.1 shall be borne by the participating sellers of Warrant Shares in proportion to the number of Warrant Shares sold by each, or by such participating sellers of Warrant Shares as they may agree.

         13. NOTICES TO HOLDERS.

13.1 Nothing contained in this Warrant Agreement or in any of the Warrants shall be construed as conferring upon the Holder(s) thereof as such the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter or any other rights whatsoever as stockholders of the Company.

         13.2 In the event the Company intends to:

                  (a) make any distribution on or with respect to its Common Stock (or other securities that may then be issuable in lieu thereof upon the exercise of Warrants), including without limitation any dividend or distribution from earned surplus, any dividend or distribution of stock, assets or evidences of indebtedness, or any similar distribution,

                  (b) issue subscription rights or warrants to holders of its Common Stock,

                  (c) consolidate or merge with or into another entity,

                  (d) liquidate, dissolve or sell or otherwise dispose of substantially all its assets, or

                  (e) take any other action that would  result in an  adjustment to the Exercise Price or an adjustment to the number of Warrant Shares that the Holder of a Warrant shall be entitled to receive upon exercise thereof, then the Company shall cause a notice of its intention to take such action to be sent by first-class mail, postage prepaid, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such distribution or issuance or to vote upon such proposed consolidation, merger, liquidation, sale or conveyance to each Holder at the Holder's address appearing on the Warrant register, but failure to mail or to receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such distribution, issuance, consolidation, merger, liquidation, sale or conveyance.

         14. NOTICES. Any notice or demand required by this Warrant Agreement to be given or made by any Holder to or on the Company shall be sufficiently given or made if sent by registered or certified mail, postage prepaid, or by facsimile transmission address as follows:

                  Educational Video Conferencing, Inc.
                  35 East Grassy Sprain Road
                  Suite 200
                  Yonkers, New York 10710
                  Telephone: 914.787.3500
                  Facsimile:  914.395.3498
                  Attention:  Dr. Arol I. Buntzman

Any notice or demand required by this Warrant Agreement to be given or made by the Company to or on the Holder of any Warrant shall be sufficiently given or made, whether or not such Holder receives the notice, if sent by first-class mail, postage prepaid, addressed to such Holder at his last address as shown on the books of the Company.

         15. GOVERNING LAW. The validity, interpretation and performance of this Warrant Agreement, of each Warrant issued hereunder and of the respective terms and provisions thereof shall be governed by the laws of the State of New York without giving effect to principles of conflicts of law.

         16. COUNTERPARTS. This Warrant Agreement may be executed in two counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

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                                       12

         IN WITNESS WHEREOF, the parties have executed this Warrant Agreement as of the date first set forth above.

                                  EDUCATIONAL VIDEO CONFERENCING, INC.



                                  By:     /s/ Arol I. Buntzman
                                          -------------------------------------
                                           Name:  Dr. Arol I. Buntzman
                                           Title:   Chairman


                                           /s/ Bruce R. Kalisch
                                           ------------------------------------
                                                    BRUCE R. KALISCH

                                                                         ANNEX A

THE WARRANTS REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"); AND, NONE OF SUCH SECURITIES MAY BE OFFERED, OR SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (ii) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. IN ADDITION, THE WARRANTS REPRESENTED HEREBY MAY NOT BE TRANSFERRED OR EXERCISED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE WARRANT AGREEMENT DATED AS OF JANUARY 14, 2000 BETWEEN EDUCATIONAL VIDEO CONFERENCING, INC. AND BRUCE R. KALISCH.

No. ___                                                        ______ Warrants

                     Void After 5:00 p.m. New York City Time

                                 On ____________

                      Educational Video Conferencing, Inc.

                               Warrant Certificate

         THIS CERTIFIES THAT, for value received, BRUCE R. KALISCH, or registered assigns, is the Holder of the number of Warrants set forth above, each Warrant entitling the owner thereof to purchase at any time after _________________ and prior to 5:00 p.m., New York City time, on ____________
(the "Expiration Date"), one fully paid and non-assessable share of common stock, par value $.0001 per share ("Common Stock"), of Educational Video Conferencing, Inc., a Delaware corporation (the "Company"), at a purchase price per share (the "Exercise Price") initially equal to $25.00 upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase
(attached hereto) duly executed. The number of Warrants evidenced by this Warrant Certificate (and the number of shares that may be purchased upon exercise hereof (the "Warrant Shares") set forth above and the Exercise Price set forth above are the number and Exercise Price as of the date of original issuance of this Warrant Certificate, based on the Common Stock as constituted at such date. As provided in the Warrant Agreement referred to below, the Exercise Price and the number or kind of shares that may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are subject to modification and adjustment upon the happening of certain events.

         This Warrant Certificate is subject to, and entitled to the benefits of all of the terms, provisions and conditions of the Warrant Agreement dated as of January 14, 2000 between the Company and Bruce R. Kalisch, which Warrant Agreement is hereby incorporated herein reference and made a part hereof and to which reference is hereby made for a full description of the rights, limitations of rights, duties and immunities hereunder of the Company and the Holders of the Warrant Certificates. A copy of the Warrant Agreement is on file at the principal office of the Company.

         This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor, evidencing Warrants entitling the Holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered entitled such Holder to purchase. If this Warrant Certificate shall be exercised in part, the Holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

         The Exercise Price shall be paid in cash or by surrender of the appropriate number of Warrants or shares of Common Stock in a cashless exercise or in a combination thereof as provided in Section 4.2 of the Warrant Agreement.

         No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made as provided in the Warrant Agreement.

         No Holder of this Warrant Certificate, as such, shall be entitled to vote or to receive dividends or to consent or to receive notice as a stockholder of the meetings of stockholders for the election of directors of the Company or any other matter or to any rights whatsoever as stockholder of the Company, until the Warrant or Warrant evidenced by this Warrant Certificate shall have been exercised and the Warrant Shares shall have been delivered as provided in the Warrant Agreement.

         If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Common Stock or other class of stock issuable upon exercise of this Warrant Certificate are closed for any purpose, the Company shall not be required to make delivery of certificates for shares issuable upon such exercise until the date of the reopening of said transfer books as provided in the Warrant Agreement.

         IN WITNESS WHEREOF, Educational Video Conferencing, Inc. has caused the signature (or facsimile signature) of its Chairman and Secretary to be printed hereon.

EDUCATIONAL VIDEO CONFERENCING, INC.


BY:      ------------------------------------

Name:    ------------------------------------

Title:   ------------------------------------

Attest:  ------------------------------------
           Secretary

                               FORM OF ASSIGNMENT

(To be executed by the Holder if such Holder desires to transfer this Warrant Certificate).

TO EDUCATIONAL VIDEO CONFERENCING, INC.

         FOR VALUE RECEIVED,  __________________________________________  hereby sells, assigns and transfers unto ________________________ this Warrant Certificate, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint ______________________, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

DATED: ____________________

                                          SIGNATURE ____________________________
Signature Guaranteed:

NOTICE:

         The signature on the foregoing assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

(To be executed if Holder desires to exercise the Warrants evidenced by this Warrant Certificate).

TO EDUCATIONAL VIDEO CONFERENCING, INC.

The undersigned hereby (1) irrevocably elects to exercise ___________________________________ Warrants represented by this Warrant
Certificate to purchase __________ shares of Common Stock issuable upon the exercise of such Warrants, (2) makes payment in full of the aggregate Exercise Price for such Warrants by enclosure of a bank cashier's check or money order therefor or by surrendering Warrants or shares of Common Stock for application to the aggregate Exercise Price, upon condition that new Warrants be issued for the balance of the Warrants remaining, and (3) requests that certificates for shares and Warrants be issued in the name of.

(Please insert social security or other
         identifying number)____________________

(Please print name and address)

If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

(Please insert social security or other
         identifying number)_____________________

(Please print name and address)

DATED:_________________, 20___

                                                  SIGNATURE_____________________

Signature Guaranteed:

NOTICE: The signature on the foregoing election to purchase must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.